Exhibit 10.5

SUMMARY OF AWARD

Addenda to SF 1449

The Contract consists of the following documents:

(a)	FAR 52.212-4 Contract Terms and conditions – Commercial Items and Addenda

(b)	FAR 52.212-5 Contract Terms and Conditions Required to Implement Statutes or Executive Orders – Commercial Items

(c)	Authentidate Holding Corp’s offer dated 11/08/10.

(d)	Revisions dated: None

(e)	Final Proposal Revisions: 2/16/2011.

(f)	Incorporated by reference: FAR 52.212-3 Offeror Representations and Certifications – Commercial Items

Terms and Conditions as agreed to are as follows for contract number V797-P-0254

1. Contract period of May 15, 2011 through May 14, 2012 plus (4) one year option periods.

2. Line Items are as follows: See attached pricelist

3. Delivery Requirements: Delivery of devices will be made to any VA facility within the United States and Puerto Rico upon issuance of a valid purchase/delivery order. This includes the Denver Acquisition and Logistic Center. Delivery shall be in accordance with the following time frames.

•	Regular delivery shall be made FOB. Destination within (5) BUSINESS DAYS (EXCLUDING Federal holidays, Saturdays and Sundays) after receipt of a purchase order.

•	Expedited delivery within 3 business days and emergency delivery within 24 hours (excluding Federal holidays).

The Government agrees to pay the difference between regular and expedited freight for expedited and emergency delivery. Any additional delivery requirements shall be specified on the individual VA facility’s delivery order.

4. Prompt Payment: Net 30

5. F.O.B. Destination Point(s): 50 States, DC, and Puerto Rico

6. Government Commercial Credit Card: Accepted with no additional discount

7. SDB Participation Targets: 0%

8. Subcontracting Plan: Company is Small. Subcontracting Plan not required.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

VENDOR	Authentidate Holdings Corp.
Address	300 Connell Drive - 5th Floor
City and State	Berkeley, NJ 07922-2738
Phone Number	908-787-1756
Fax Number	908-673-9920
Tax ID Number	141673067
Contact Person	Gavin Stewart
DUNS Number	154134753
CONTRACT NUMBER	VA797-P-0254
Contract Beginning Period	5/15/2011
Contract Ending Period	5/15/2011 thru 5/14/2012 plus for one year options
Payment Terms	Net 30
Delivery	Delivery of devices will be made to any VA facility within the United States and Puerto Rico upon issuance of a valide purchase/delivery order. This includes Denver Acquisition and Logistics Center. Delivery shall be in accordance with the following timeframes. Regular delivery shall be FOB. destination within (5) Business Days (EXCLUDING Federal Holidays, Saturdays and Sundays after receipt of a purchase/delivery order. Expedited delivery within 3 business days and emergency delivery within 24 hours (EXCLUDING Federal Holidays) The Government agrees to pay the difference between regular and expedited freight for expedited and emergency delivery. Any additional delivery requirements shall be specified on the individual VA facilities delivery order.
Minimum Order	None
Government Credit Card	Accepted with no additional discount

Participant in PV	None
Business Size	SMALL
Contracting Officer
Contracting Officer Phone
Product Description	Home Telehealth

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30

1. REQUISITION NO

PAGE 1 OF 147

2. CONTRACT NO: VA797-P-0254

3. AWARD/EFFECTIVE DATE: 5/15/2011

4. ORDER NO

5. SOLICITATION NUMBER: VA-797-10-RP-0006

6. SOLICITATION ISSUE DATE: 09-02-2010

7. FOR SOLICITATION INFORMATION CALL: a. NAME: Willie Anthony \ Cheryl Simmons

b. TELEPHONE NO (No Collect Calls): 708-786-5178 or 5214

8. OFFER DUE DATE/LOCAL TIME: 4pm Central 10/15/2010

9. ISSUED BY — CODE

VA National Acquisition and Logistic Center
1st Ave., One Block North of Cermak
Building 37
Hines IL 60141

10. THIS ACQUISITION IS

- [X] UNRESTRICTED OR
- [ ] SET ASIDE: % FOR
- [ ] SMALL BUSINESS
- [ ] EMERGING SMALL BUSINESS
- [ ] HUBZONE SMALL BUSINESS
- [ ] SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS
- [ ] 8(A)

NAICS: 339112
SIZE STANDARD: 500

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED

- [ ] SEE SCHEDULE

12. DISCOUNT TERMS: Net prices with discounts applied in cost tables and attachments ([xxx] to [xxx] off our Commercial List).

- [ ] 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b. RATING: N/A

14. METHOD OF SOLICITATION

- [ ] RFQ
- [ ] IFB
- [X] RFP

15. DELIVER TO — CODE

Department of Veterans Affairs
Location Shown on delivery Order

16. ADMINISTERED BY — CODE

Department of Veterans Affairs
OA&L / National Acquisition Center
Building 37
1st Avenue, One Block North of Cermak
Hines IL 60141

17a. CONTRACTOR/OFFEROR — CODE: OWIZ9 — FACILITY CODE

Attn: O'Connell Benjamin, President
Authentidate Holding Corp. TIN#: 14-1673067
300 Connell Drive 5th Floor
Berkeley Heights, NJ 07922-2738
DUNS # 154134753 (Updated ORCA 9-2010)

TELEPHONE NO: 908-787-1699 (Main: 908-787-1700)

- [ ] 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18a. PAYMENT WILL BE MADE BY — CODE

Department of Veterans Affairs
Facility Shown on Delivery Order

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED

- [ ] SEE ADDENDUM

19. ITEM NO	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	SEE SCHEDULE OF SUPPLIES IN SOLICITATION - AUTHENTIDATE AGREES TO ALL TERMS, CONDITIONS AND PROVISIONS INCLUDED IN THIS SOLICITATION.				

(Use Reverse and/or Attach Additional Sheets as Necessary)

25. ACCOUNTING AND APPROPRIATION DATA

26. TOTAL AWARD AMOUNT (For Govt. Use Only)

- [ ] 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA [X] ARE [ ] ARE NOT ATTACHED
- [ ] 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA [ ] ARE [ ] ARE NOT ATTACHED
- [ ] 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ______ 1 ______ COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED
- [ ] 29. AWARD OF CONTRACT: REF. ______ OFFER DATED ______. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR: [signature]

30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT): O'Connell Benjamin, President

30c. DATE SIGNED: 11/08/2010

31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)

31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT)

31c. DATE SIGNED

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

STANDARD FORM 1449 (REV. 3/2005)
Prescribed by GSA - FAR (48 CFR) 53.212

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

Schedule of Supplies

*** Base Year***

Item No.	NOTE: All prices must include the Cost Recovery Fee (0.5%) required by clause AS6001.	Mandatory (M) Optional (O)	Total Annual Quantities		Unit	Unit Price		Total Amount
HOME TELEHEALTH
1

Messaging and Measurement or “Hub” Device Hardware and Software:

The messaging and measurement or hub device hardware is technology that is free standing with respect to its information processing capability and its ability to connect to telecommunications modalities for data exchange. Price for the hub device includes first year warranty and if offered, the offer must include items 1.1-1.2.4 and 7.0 (Electronic House Call EHC-8900 hub unit including Blood Pressure Monitor)

		M	[***}		EA	[***	]	[***	]
1.1	Messaging and Measurement Hub Device Reprogramming and Refurbishing for New Patient	M	[***	]	EA	[***	]	[***	]
1.2	Measurement for Messaging and Measurement Hub Device: These peripheral measurement devices will communicate with the hub device either by wired or wireless connections. The following peripheral measurement devices (with any necessary cabling included in the offered price) must be offered as measurement solutions for the hub device.	M
1.2.1	Digital Scale for Body Weight measurement (A&D UC321PL-K wired scale)	M	[***	]	EA	[***	]	[***	]
1.2.2	Pulse Oximeter (Nonin Onyx II 9560 Pulse Oximeter Bluetooth Wireless)	O	[***	]	EA	[***	]	[***	]
1.2.3.2	Electronic Digital Blood Pressure Monitor w/ pulse measurement (Suntech Advantage BP Cuff – monitor included in Electronic House Call hub unit)	M	[***	]	EA	[***	]	[***	]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

1.2.4	Digital Blood Glucose Meter for peripheral connection (Infopia Element INF-ELEMK Kit includes (1) Element glucometer, (1) box of 50 test strips, (1) bottle of control solution - normal, and lancet device, Manual Pull-Style: Includes Clear Alternative Site and Finger Tip Caps)	M	[***]	EA	[***]	[***]
1.3	Cellular Hardware and Software for Messaging and Measurement Hub Device: This modem device may be either included within the Hub device or as an add-on device with associated cabling. (External USB Modem and Cable)	O	[***]	EA	[***]	[***]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

6	Interactive Voice Response (IVR) Software: This optional software provides for patients to interact with CCHT clinicians via their own standard telephone or cell phone/PDA service. Monthly fee per patient covers services, software, vendor server support, administration of Disease Management Protocols and data requirements of the program office as per Specifications. If offered, must be offered with line item 7	O	[***	]	EA	[***	]	[***	]
7	General Services Fee for Messaging/Measurement/IP Video Telemonitoring and/or IVR: Monthly fee per patient covers services, software, vendor server support, administration of Disease Management Protocols and data requirements of the program office as per Specifications	M	[***	]	EA	[***	]	[***	]
8	Optional Cellular Connectivity Services for Messaging and Measurement Hub Device: Monthly fee per patient for data exchange with home telehealth device via vendor-provided cellular connectivity with VA and not enabling any other connectivity. Only for those patients without their own existing cellular service	O	[***	]	EA	[***	]	[***	]

10	Optional-Development and Deployment of each new VHA Standardized Disease Management Protocol (DMP). If offered must be offered with items 1 and/or 6.	O	[***	]		[***	]	[***	]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

Schedule of Supplies

*** Option Year (1)***
Item No.	NOTE: All prices must include the Cost Recovery Fee (0.5%) required by clause AS6001.	Mandatory (M) Optional (O)	Total Annual Quantities	Unit	Unit Price		Total Amount
HOME TELEHEALTH
1

Messaging and Measurement or “Hub” Device Hardware and Software:

The messaging and measurement or hub device hardware is technology that is free standing with respect to its information processing capability and its ability to connect to telecommunications modalities for data exchange. Price for the hub device includes first year warranty and if offered, the offer must include items 1.1-1.2.4 and 7.0 (Electronic House Call EHC-8900 hub unit including Blood Pressure Monitor)

		M	[***]	EA	[	***]	[	***]
1.1	Messaging and Measurement Hub Device Reprogramming and Refurbishing for New Patient	M	[***]	EA	[	***]	[	***]
1.2	Measurement for Messaging and Measurement Hub Device: These peripheral measurement devices will communicate with the hub device either by wired or wireless connections. The following peripheral measurement devices (with any necessary cabling included in the offered price) must be offered as measurement solutions for the hub device.	M	See sub items below
1.2.1	Digital Scale for Body Weight measurement (A&D UC321PL-K wired scale)	M	[***]	EA	[	***]	[	***]
1.2.2	Pulse Oximeter (Nonin Onyx II 9560 Pulse Oximeter Bluetooth Wireless)	O	[***]	EA	[	***]	[	***]
1.2.3.2	Electronic Digital Blood Pressure Monitor w/ pulse measurement (Suntech Advantage BP Cuff – monitor included in Electronic House Call hub unit)	M	[***]	EA	[	***]	[	***]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

1.2.4	Digital Blood Glucose Meter for peripheral connection (Infopia Element INF-ELEMK Kit includes (1) Element glucometer, (1) box of SO test strips, (1) bottle of control solution - normal, and lancet device, Manual Pull-Style: Includes Clear Alternative Site and Finger Tip Caps)	M	[***	]	EA	[***	]	[***	]
1.3

Cellular Hardware and Software for Messaging and

Measurement Hub Device: This modem device may be either included within the Hub device or as an add-on device with associated cabling. (External USB Modem and Cable)

		O	[***	]	EA	[***	]	[***	]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

6	Interactive Voice Response (IVR) Software: This optional software provides for patients to interact with CCHT clinicians via their own standard telephone or cell phone/PDA service. Monthly fee per patient covers services, software, vendor server support, administration of Disease Management Protocols and data requirements of the program office as per	O	[***	]	[***	]	[***	]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

Specifications. If offered, must be offered with line item 7
7	General Services Fee for Messaging/Measurement/IP Video Telemonitoring and/or IVR: Monthly fee per patient covers services, software, vendor server support, administration of Disease Management Protocols and data requirements of the program office as per Specifications	M	[***	]	EA	[***	]	[***	]
8	Optional Cellular Connectivity Services for Messaging and Measurement Hub Device: Monthly fee per patient for data exchange with home telehealth device via vendor-provided cellular connectivity with VA and not enabling any other connectivity. Only for those patients without their own existing cellular service	O	[***	]	EA	[***	]	[***	]

10	Optional-Development and Deployment of each new VHA Standardized Disease Management Protocol (DMP). If offered must be offered with items 1 and/or 6.	O	[***	]	EA	[***	]	[***	]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

Schedule of Supplies

*** Option Year (2)***

Item No.	NOTE: All prices must include the Cost Recovery Fee (0.5%) required by clause AS6001.	Mandatory (M) Optional (O)	Total Annual Quantities	Unit	Unit Price		Total Amount
HOME TELEHEALTH
1

Messaging and Measurement or “Hub” Device Hardware and Software:

The messaging and measurement or hub device hardware is technology that is free standing with respect to its information processing capability and its ability to connect to telecommunications modalities for data exchange. Price for the hub device includes first year warranty and if offered, the offer must include items 1.1-1.2.4 and 7.0 (Electronic House Call EHC-8900 hub unit including Blood Pressure Monitor)

		M	[***]	EA	[	***]	[	***]
1.1	Messaging and Measurement Hub Device Reprogramming and Refurbishing for New Patient	M	[***]	EA	[	***]	[	***]
1.2	Measurement for Messaging and Measurement Hub Device: These peripheral measurement devices will communicate with the hub device either by wired or wireless connections. The following peripheral measurement devices (with any necessary cabling included in the offered price) must be offered as measurement solutions for the hub device.		See sub items below
1.2.1	Digital Scale for Body Weight measurement (A&D UC321PL-K wired scale)	M	[***]	EA	[	***]	[	***]
1.2.2	Pulse Oximeter (Nonin Onyx II 9560 Pulse Oximeter Bluetooth Wireless)	O	[***]	EA	[	***]	[	***]
1.2.3.2	Electronic Digital Blood Pressure Monitor w/ pulse measurement (Suntech Advantage BP Cuff – monitor included in Electronic House Call hub unit)	M	[***]	EA	[	***]	[	***]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

1.2.4	Digital Blood Glucose Meter for peripheral connection (Infopia Element INF-ELEMK Kit includes (1) Element glucometer, (1) box of 50 test strips, (1) bottle of control solution - normal, and lancet device, Manual Pull-Style: Includes Clear Alternative Site and Finger Tip Caps)	M	[***	]	EA	[***	]	[***	]
1.3	Cellular Hardware and Software for Messaging and Measurement Hub Device: This modem device may be either included within the Hub device or as an add-on device with associated cabling. (External USB Modem and Cable)	O	[***	]	EA	[***	]	[***	]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

6	Interactive Voice Response (IVR) Software: This optional software provides for patients to interact with CCHT clinicians via their own standard telephone or cell phone/PDA service. Monthly fee per patient covers services, software, vendor server support, administration of Disease Management Protocols and data requirements of the program office as per Specifications. If offered, must be offered with line item 7	O	[***	]		[***	]	[***	]
7	General Services Fee for Messaging/Measurement/IP Video Telemonitoring and/or IVR: Monthly fee per patient covers services, software, vendor server support, administration of Disease Management Protocols and data requirements of the program office as per Specifications	M	[***	]	EA	[***	]	[***	]
8	Optional Cellular Connectivity Services for Messaging and Measurement Hub Device: Monthly fee per patient for data exchange with home telehealth device via vendor-provided cellular connectivity with VA and not enabling any other connectivity. Only for those patients without their own existing cellular service	O	[***	]	EA	[***	]	[***	]

10	Optional-Development and Deployment of each new VHA Standardized Disease Management Protocol (DMP). If offered must be offered with items 1 and/or 6.	O	[***	]	EA	[***	]	[***	]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

Schedule of Supplies

*** Option Year (3)***

Item No.	NOTE: All prices must include the Cost Recovery Fee (0.5%) required by clause AS6001.	Mandatory (M) Optional (O)	Total Annual Quantities	Unit	Unit Price		Total Amount
HOME TELEHEALTH
1

Messaging and Measurement or “Hub” Device Hardware and Software:

The messaging and measurement or hub device hardware is technology that is free standing with respect to its information processing capability and its ability to connect to telecommunications modalities for data exchange. Price for the hub device includes first year warranty and if offered, the offer must include items 1.1-1.2.4 and 7.0 (Electronic House Call EHC-8900 hub unit including Blood Pressure Monitor)

		M	[***]	EA	[***	]	[***	]
1.1	Messaging and Measurement Hub Device Reprogramming and Refurbishing for New Patient	M	[***]	EA	[***	]	[***	]
1.2	Measurement for Messaging and Measurement Hub Device: These peripheral measurement devices will communicate with the hub device either by wired or wireless connections. The following peripheral measurement devices (with any necessary cabling included in the offered price) must be offered as measurement solutions for the hub device.	M	See sub items below
1.2.1	Digital Scale for Body Weight measurement (A&D UC321PL-K wired scale)	M	[***]	EA	[***	]	[***	]
1.2.2	Pulse Oximeter (Nonin Onyx II 9560 Pulse Oximeter Bluetooth Wireless)	O	[***]	EA	[***	]	[***	]
1.2.3.2	Electronic Digital Blood Pressure Monitor w/ pulse measurement (Suntech Advantage BP Cuff – monitor included in Electronic House Call hub unit)	M	[***]	EA	[***	]	[***	]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

1.2.4	Digital Blood Glucose Meter for peripheral connection (Infopia Element INF-ELEMK Kit includes (1) Element glucometer, (1) box of 50 test strips, (1) bottle of control solution - normal, and lancet device, Manual Pull-Style: Includes Clear Alternative Site and Finger Tip Caps)	M	[***	]	EA	[***	]	[***	]
1.3	Cellular Hardware and Software for Messaging and Measurement Hub Device: This modem device may be either included within the Hub device or as an add-on device with associated cabling. (External USB Modem and Cable)	O	[***	]	EA	[***	]	[***	]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

6	Interactive Voice Response (IVR) Software: This optional software provides for patients to interact with CCHT clinicians via their own standard telephone or cell phone/PDA service. Monthly fee per patient covers services, software, vendor server support, administration of Disease Management Protocols and data requirements of the program office as per	O	[***	]	[***]	[***]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

Specifications, If offered, must be offered with line item 7
7	General Services Fee for Messaging/Measurement/IP Video Telemonitoring and/or IVR: Monthly fee per patient covers services, software, vendor server support, administration of Disease Management Protocols and data requirements of the program office as per Specifications	M	[***	]	EA	[***	]	[***	]
8	Optional Cellular Connectivity Services for Messaging and Measurement Hub Device: Monthly fee per patient for data exchange with home telehealth device via vendor-provided cellular connectivity with VA and not enabling any other connectivity. Only for those patients without their own existing cellular service	O	[***	]	EA	[***	]	[***	]

10	Optional-Development and Deployment of each new VHA Standardized Disease Management Protocol (DMP). If offered must be offered with items 1 and/or 6.	O	[***	]	EA	[***	]	[***	]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

Schedule of Supplies

*** Option Year (4)***

Item No.	NOTE: All prices must include the Cost Recovery Fee (0.5%) required by clause AS6001.	Mandatory (M) Optional (O)	Total Annual Quantities		Unit	Unit Price		Total Amount
HOME TELEHEALTH
1

Messaging and Measurement or “Hub” Device Hardware and Software:

The messaging and measurement or hub device hardware is technology that is free standing with respect to its information processing capability and its ability to connect to telecommunications modalities for data exchange. Price for the hub device includes first year warranty and if offered, the offer must include items 1.1-1.2.4 and 7.0 (Electronic House Call EHC-8900 hub unit including Blood Pressure Monitor)

		M	[***	]	EA	[***	]	[***	]
1.1	Messaging and Measurement Hub Device Reprogramming and Refurbishing for New Patient	M	[***	]	EA	[***	]	[***	]
1.2	Measurement for Messaging and Measurement Hub Device: These peripheral measurement devices will communicate with the hub device either by wired or wireless connections. The following peripheral measurement devices (with any necessary cabling included in the offered price) must be offered as measurement solutions for the hub device.	M	See sub items below
1.2.1	Digital Scale for Body Weight measurement (A&D UC321PL-K wired scale)	M	[***	]	EA	[***	]	[***	]
1.2.2	Pulse Oximeter (Nonin Onyx II 9560 Pulse Oximeter Bluetooth Wireless)	O	[***	]	EA	[***	]	[***	]
1.2.3.2	Electronic Digital Blood Pressure Monitor w/ pulse measurement (Suntech Advantage BP Cuff – monitor included in Electronic House Call hub unit)	M	[***	]	EA	[***	]	[***	]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

1.2.4	Digital Blood Glucose Meter for peripheral connection (Infopia Element INF-ELEMK Kit includes (1) Element glucometer, (1) box of 50 test strips, (1) bottle of control solution - normal, and lancet device, Manual Pull-Style: Includes Clear Alternative Site and Finger Tip Caps)	M	[***	]	EA	[***	]	[***	]
1.3	Cellular Hardware and Software for Messaging and Measurement Hub Device: This modem device may be either included within the Hub device or as an add-on device with associated cabling. (External USB Modem and Cable)	O	[***	]	EA	[***	]	[***	]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

6	Interactive Voice Response (IVR) Software: This optional software provides for patients to interact with CCHT clinicians via their own standard telephone or cell phone/PDA service. Monthly fee per patient covers services, software, vendor server support, administration of Disease Management Protocols and data requirements of the program office as per	O	[***	]	[***	]	[***	]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Authentidate VA-797-10-RP-0006 Response Volume 1: Business – Final Proposal Revision (FPR)

Specifications. If offered, must be offered with line item 7
7	General Services Fee for Messaging/Measurement/IP Video Telemonitoring and/or IVR: Monthly fee per patient covers services, software, vendor server support, administration of Disease Management Protocols and data requirements of the program office as per Specifications	M	[***	]	EA	[***	]	[***	]
8	Optional Cellular Connectivity Services for Messaging and Measurement Hub Device: Monthly fee per patient for data exchange with home telehealth device via vendor-provided cellular connectivity with VA and not enabling any other connectivity. Only for those patients without their own existing cellular service	O	[***	]	EA	[***	]	[***	]

10	Optional-Development and Deployment of each new VHA Standardized Disease Management Protocol (DMP). If offered must be offered with items 1 and/or 6.	O	[***	]	EA	[***	]	[***	]

***NOTE***

REQUIREMENTS FOR VA PATIENTS CURRENTLY USING HOME TELEHEALTH DEVICES

Any awardee(s) that currently has a VA contract or agreement for Home Telehealth Devices and currently have servers behind VA’s firewall, shall retain patients under their current contract/BPA until such time as those license/services fees expire. No Contractor shall submit an invoice for the General Service Fee under their new contract for current patients, until such time that the current license/services fees expire, and in accordance with the terms of this contract.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]